                                                                 EXHIBIT 10.01
                               AUTOWEB.COM, INC.

                              Indemnity Agreement

       This Indemnity Agreement, dated as of January 21, 1999, is made by and between Autoweb.com, Inc., a Delaware corporation (the "Company"), and ___________________________, a director and/or officer of the Company (the "Indemnitee").

                                    Recitals
                                    --------

       A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

       B. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its officers and directors and the officers and directors of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company and its subsidiaries;

       C. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify by agreement its officers, directors, employees and agents, and persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive; and

       D. The Company desires and has requested the Indemnitee to serve or continue to serve as a director or officer of the Company and/or the subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or the subsidiaries of the Company.

       Now, Therefore, the parties hereto, intending to be legally bound, hereby agree as follows:

       1. Definitions.
          -----------

          1.1 Agent.  For the purposes of this Agreement, "agent" of the Company
              -----
means any person who is or was a director or officer of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a subsidiary of the Company as a director or officer of another foreign or domestic

                                                             Indemnity Agreement

corporation, partnership, joint venture, trust or other enterprise or an affiliate of the Company; or was a director or officer of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director or officer of another enterprise or affiliate of the Company at the request of, for the convenience of, or to represent the interests of such predecessor corporation. The term "enterprise" includes any employee benefit plan of the Company, its subsidiaries, affiliates and predecessor corporations.

          1.2 Expenses.  For purposes of this Agreement, "expenses" includes all
              --------
direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, Section 145 or otherwise; provided, however, that expenses shall not include any judgments, fines, ERISA excise taxes or penalties or amounts paid in settlement of a proceeding.

          1.3 Proceeding.  For the purposes of this Agreement, "proceeding"
              ----------
means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

          1.4 Subsidiary.  For purposes of this Agreement, "subsidiary" means
              ----------
any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

       2. Agreement to Serve.  The Indemnitee agrees to serve and/or continue to
          ------------------
serve as an agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, faithfully and to the best of his ability so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or charter documents of the Company or any subsidiary of the Company; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Company or any subsidiary shall have no obligation under this Agreement to continue Indemnitee in any such position.

       3. Maintenance of Liability Insurance.  The Company hereby covenants and
          ----------------------------------
agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, shall use reasonable efforts to obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient

                                                             Indemnity Agreement

benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

       4. Mandatory Indemnification.  The Company shall indemnify Indemnitee:
          -------------------------

          4.1 Third Party Actions.  If the Indemnitee is a person who was or is
              -------------------
a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; and

          4.2 Derivative Actions.  If the Indemnitee is a person who was or is a
              ------------------
party or is threatened to be made a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his duty to the Company unless and only to the extent that the Court of Chancery or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the Court of Chancery or such other court shall deem proper; and

          4.3 Exception for Amounts Covered by Insurance.  Notwithstanding the
              ------------------------------------------
foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by D&O Insurance.

       5. Partial Indemnification.  If the Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding but not entitled, however, to indemnification for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion thereof to which the Indemnitee is not entitled.

                                                             Indemnity Agreement

       6. Mandatory Advancement of Expenses.  Subject to Section 10 below, the
          ---------------------------------
Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company or by reason of anything done or not done by him in any such capacity. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Certificate of Incorporation or Bylaws of the Company, the General Corporation Law of Delaware or otherwise. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company. Notwithstanding the foregoing provisions of this
Section 6, unless otherwise determined pursuant to Section 8, no advance shall be made by the Company if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in the best interests of the Company and its shareholders.

       7. Notice and Other Indemnification Procedures.
          -------------------------------------------

          7.1 Notice.  Promptly after receipt by the Indemnitee of notice of the
              ------
commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

          7.2 Insurance.  If, at the time of the receipt of a notice of the
              ---------
commencement of a proceeding pursuant to Section 7.1 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          7.3 Procedure.  In the event the Company shall be obligated to advance
              ---------
the expenses for any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (a) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense;
(b) the Indemnitee shall have the right to employ his counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review,

                                                             Indemnity Agreement

observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (c) if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

       8. Determination of Right to Indemnification.
          -----------------------------------------

          8.1 Success on the Merits.  To the extent the Indemnitee has been
              ---------------------
successful on the merits or otherwise in defense of any proceeding referred to in Section 4.1 or 4.2 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against expenses actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

          8.2 Standard of Conduct.  In the event that Section 8.1 is
              -------------------
inapplicable, the Company shall nonetheless indemnify the Indemnitee unless the Company shall prove by clear and convincing evidence to a forum listed in
Section 8.3 below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

          8.3 Forum.  The Indemnitee shall be entitled to select the forum in
              -----
which the validity of the Company's claim under Section 8.2 hereof that the Indemnitee is not entitled to indemnification will be heard from among the following:

          (a) A quorum of the Board consisting of directors who are not parties to the proceeding for which indemnification is being sought;

          (b) The stockholders of the Company;

          (c) Legal counsel selected by the Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

          (d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected.

          8.4 Claim.  As soon as practicable, and in no event later than 30 days
              -----
after written notice of the Indemnitee's choice of forum pursuant to Section 8.3 above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification; and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

                                                             Indemnity Agreement

          8.5 Determination.  If the forum listed in Section 8.3 hereof selected
              -------------
by Indemnitee determines that Indemnitee is entitled to indemnification with respect to a specific proceeding, such determination shall be final and binding on the Company. If the forum listed in Section 8.3 hereof selected by Indemnitee determines that Indemnitee is not entitled to indemnification with respect to a specific proceeding, the Indemnitee shall have the right to apply to the Court of Chancery of Delaware, the court in which that proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to the Agreement.

          8.6 Expenses of Hearing.  Notwithstanding any other provision in this
              -------------------
Agreement to the contrary, the Company shall indemnify the Indemnitee against all expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section 8 involving the Indemnitee and against all expenses incurred by the Indemnitee in connection with any other proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims and/or defenses of the Indemnitee in any such proceeding was frivolous or not made in good faith.

       9. Exceptions.  Any other provision herein to the contrary
          ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          9.1 Claims Initiated by Indemnitee.  To indemnify or advance expenses
              ------------------------------
to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board of Directors or brought to establish or enforce a right to indemnification under this Agreement, the Bylaws or charter documents of the Company or any subsidiary, or any statute or law or otherwise as required under Section 145, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

          9.2 Lack of Good Faith.  To indemnify the Indemnitee for any expenses
              ------------------
incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          9.3 Unauthorized Settlements.  To indemnify the Indemnitee hereunder
              ------------------------
for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to such settlement; or

          9.4 Claims by the Company for Willful Misconduct.  To indemnify or
              --------------------------------------------
advance expenses to the Indemnitee under this Agreement for any expenses incurred by the Indemnitee with respect to any proceeding or claim brought by the Company against Indemnitee for willful misconduct, unless a court of competent jurisdiction determines that each of such claims was not made in good faith or was frivolous; or

                                                             Indemnity Agreement

          9.5 Securities Law Actions.  To indemnify the Indemnitee on account of
              ----------------------
any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities and Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or in any situation which is contrary to any undertaking given by the Company to the Securities and Exchange Commission; or

          9.6 Willful Misconduct.  To indemnify the Indemnitee on account of
              ------------------
Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct or a knowing violation of the law; or

          9.7 Improper Personal Benefit.  To indemnify the Indemnitee on account
              -------------------------
of Indemnitee's conduct from which Indemnitee derived an improper personal benefit; or

          9.8 Breach of Duty of Loyalty.  To indemnify the Indemnitee on account
              -------------------------
of conduct that constituted a breach of Indemnitee's duty of loyalty to the Company or its stockholders; or

          9.9 Unlawful Indemnification.  To indemnify the Indemnitee if a final
              ------------------------
decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities law is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication.

       10.  Non-Exclusivity.  The provisions for indemnification and advancement
            ---------------
of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's shareholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

       11.  General Provisions
            ------------------

          11.1 Interpretation of Agreement.  It is understood that the parties
               ---------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

          11.2 Severability.  If any provision or provisions of this Agreement
               ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid,

                                                             Indemnity Agreement

illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 12 hereof.

          11.3  Modification and Waiver.  No supplement, modification or
                -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          11.4  Subrogation.  In the event of payment under this Agreement, the
                -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

          11.5  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, which shall together constitute one agreement.

          11.6  Successors and Assigns.  The terms of this Agreement shall bind,
                ----------------------
and shall inure to the benefit of, the successors and assigns of the parties hereto.

          11.7  Notices.  All notices, requests, demands and other
                -------
communications under this Agreement shall be in writing and shall be deemed duly given (a) if delivered by hand and receipted for by the party addressee or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

          11.8  Governing Law.  This Agreement shall be governed exclusively by
                -------------
and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely with Delaware.

          11.9  Consent to Jurisdiction.  The Company and the Indemnitee each
                -----------------------
hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.


             [The remainder of this page left intentionally blank]

                                                             Indemnity Agreement

       The parties hereto have entered into this Indemnity Agreement effective as of the date first written above.


                             COMPANY:

                             Autoweb.com, Inc.


                             By:  ___________________________________
                                  Dean A. DeBiase, President and
                                    Chief Executive Officer

                             Address:  3270 Jay Street, Building 6
                                       Santa Clara, California 95054



                             INDEMNITEE:



                             By: ____________________________________

                             Name: __________________________________

                             Address: _______________________________

                                      _______________________________



           [Signature page to Autoweb.com, Inc. Indemnity Agreement]